Exhibit 99.2

Wessex House, 5th Floor
45 Reid Street
Hamilton HM 12 Bermuda

441-278-9250
441-278-9255 fax

Contact:
John C.R. Hele
Executive Vice President and
Chief Financial Officer

Financial Supplement

Financial Information

as of March 31, 2012

The following financial supplement is provided to assist in your understanding of Arch Capital Group Ltd.

This report is for informational purposes only.  It should be read in conjunction with documents filed by Arch Capital Group Ltd. with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q.  Please refer to the Company’s website at www.archcapgroup.bm for further information describing Arch Capital Group Ltd.  The adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts was adopted retrospectively and has been applied to all prior period financial information in this financial supplement.

Arch Capital Group Ltd. and Subsidiaries

Table of Contents

			Page(s)

I.	Financial Highlights		1

II.	Consolidated Financial Statements
	a.	Consolidated Statements of Income	2
	b.	Consolidated Balance Sheets	3
	c.	Consolidated Statements of Comprehensive Income	4
	d.	Consolidated Statements of Changes in Shareholders’ Equity	5
	e.	Consolidated Statements of Cash Flows	6

III.	Segment Information
	a.	Overview	7
	b.	Consolidated Segment Underwriting Results	8
	c.	Insurance Segment Underwriting Results	9-10
	d.	Reinsurance Segment Underwriting Results	11-12

IV.	Investment Information
	a.	Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution	13
	b.	Composition of Fixed Maturities and Analysis of Corporate Exposures	14
	c.	Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities	15
	d.	Bank Loan Investments	16
	e.	Eurozone Investments	17

V.	Other
	a.	Comments on Regulation G	18
	b.	Operating Income Reconciliation	19
	c.	Share Repurchase Activity	20
	d.	Annualized Operating Return on Average Common Equity	21
	e.	Capital Structure	22

Arch Capital Group Ltd. and Subsidiaries

Cautionary Note Regarding Forward-Looking Statements

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. This release or any other written or oral statements made by or on behalf of Arch Capital Group Ltd. and its subsidiaries may include forward-looking statements, which reflect our current views with respect to future events and financial performance. All statements other than statements of historical fact included in or incorporated by reference in this release are forward-looking statements.

Forward-looking statements can generally be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “estimate,” “anticipate,” “believe” or “continue” or their negative or variations or similar terminology. Forward-looking statements involve our current assessment of risks and uncertainties. Actual events and results may differ materially from those expressed or implied in these statements. A non-exclusive list of the important factors that could cause actual results to differ materially from those in such forward-looking statements includes the following: adverse general economic and market conditions; increased competition; pricing and policy term trends; fluctuations in the actions of rating agencies and our ability to maintain and improve our ratings; investment performance; the loss of key personnel; the adequacy of our loss reserves, severity and/or frequency of losses, greater than expected loss ratios and adverse development on claim and/or claim expense liabilities; greater frequency or severity of unpredictable natural and man-made catastrophic events; the impact of acts of terrorism and acts of war; changes in regulations and/or tax laws in the United States or elsewhere; our ability to successfully integrate, establish and maintain operating procedures as well as integrate the businesses we have acquired or may acquire into the existing operations; changes in accounting principles or policies; material differences between actual and expected assessments for guaranty funds and mandatory pooling arrangements; availability and cost to us of reinsurance to manage our gross and net exposures; the failure of others to meet their obligations to us; and other factors identified in our filings with the U.S. Securities and Exchange Commission.

The foregoing review of important factors should not be construed as exhaustive and should be read in conjunction with other cautionary statements that are included herein or elsewhere. All subsequent written and oral forward-looking statements attributable to us or persons acting on our behalf are expressly qualified in their entirety by these cautionary statements. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.

Arch Capital Group Ltd. and Subsidiaries

Financial Highlights

(U.S. dollars in thousands, except share data)

	Three Months Ended
	March 31,
	2012	2011	Change

Gross premiums written	$1,066,656	$964,566	10.6%

Net premiums written	$863,611	$764,278	13.0%

Net premiums earned	$680,312	$633,695	7.4%

Underwriting income (loss)	$67,193	$(63,980)	N/M

Net investment income	$74,297	$88,307	(15.9)%
Per diluted share	$0.54	$0.63	(14.3)%

Net income available to common shareholders	$157,795	$19,012	730.0%
Per diluted share	$1.14	$0.14	714.3%

After-tax operating income available to common shareholders (1)	$113,660	$7,576	1,400.3%
Per diluted share	$0.82	$0.06	1,266.7%

Comprehensive income	$244,801	$46,375	427.9%

Cash flow from operations	$144,821	$224,580	(35.5)%

Diluted weighted average common shares and common share equivalents outstanding	137,814,906	140,460,516	(1.9)%

			% Point
			Change
Underwriting ratios:
Loss ratio	58.1%	77.9%	(19.8)
Acquisition expense ratio	17.4%	17.0%	0.4
Other operating expense ratio	14.6%	15.1%	(0.5)
Combined ratio	90.1%	110.0%	(19.9)

Financial measures:

Growth in book value per common share	4.9%	1.1%	3.8

Annualized operating return on average common equity	10.4%	0.7%	9.7

Total return on investments (2)
Including effects of foreign exchange	1.87%	1.50%	37 bps
Excluding effects of foreign exchange	1.60%	1.14%	46 bps

(1) See page 18, Comments on Regulation G.

(2) Total return on investments includes net investment income, equity in net income (loss) of investment funds accounted for using the equity method, net realized gains and losses and the change in unrealized gains and losses generated by the Company’s investment portfolio.  Total return is calculated on a pre-tax basis and before investment expenses.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Income

(U.S. dollars in thousands, except share data)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010

Gross premiums written	$1,066,656	$699,662	$860,289	$911,939	$964,566	$664,212	$831,788	$817,100	$953,687
Net premiums written	863,611	511,124	691,381	706,543	764,278	482,911	636,117	624,258	767,754

Net premiums earned	680,312	$673,192	$682,049	$642,879	$633,695	$632,146	$627,409	$623,011	$669,917
Fee income	543	982	848	784	815	2,814	874	883	794
Losses and loss adjustment expenses	(395,207)	(378,067)	(423,984)	(431,622)	(493,880)	(367,326)	(359,193)	(363,145)	(428,051)
Acquisition expenses, net	(118,962)	(123,339)	(120,205)	(110,639)	(108,754)	(104,824)	(111,279)	(107,475)	(117,624)
Other operating expenses	(99,493)	(103,300)	(100,141)	(101,445)	(95,856)	(112,228)	(97,247)	(92,748)	(101,759)
Underwriting income (loss)	67,193	69,468	38,567	(43)	(63,980)	50,582	60,564	60,526	23,277

Net investment income	74,297	80,467	82,753	86,671	88,307	90,601	90,768	90,537	92,972
Net realized gains	44,121	14,542	30,199	45,210	20,695	74,027	68,828	62,114	47,782
Net impairment losses recognized in earnings	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)
Equity in net income (loss) of investment funds accounted for using the equity method	24,826	(14,702)	(30,549)	5,973	29,673	22,990	9,708	(348)	29,050
Other income (loss)	(8,068)	(4,848)	2,432	(4,265)	4,567	6,165	1,840	4,528	5,978
Other expenses	(6,979)	(6,777)	(6,180)	(11,397)	(7,026)	(6,881)	(5,796)	(10,503)	(5,688)
Interest expense	(7,521)	(8,087)	(8,125)	(7,758)	(7,721)	(7,460)	(7,371)	(7,916)	(7,260)
Net foreign exchange gains (losses)	(20,688)	12,613	60,040	(18,375)	(36,912)	6,039	(65,157)	48,625	38,601
Income before income taxes	166,158	140,717	166,398	94,332	24,923	232,833	151,309	243,153	223,106
Income tax (expense) benefit	(1,902)	4,615	2,357	2,271	550	3,067	(3,291)	(1,011)	(6,494)

Net income	164,256	145,332	168,755	96,603	25,473	235,900	148,018	242,142	216,612
Preferred dividends	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net income available to common shareholders	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$141,557	$235,681	$210,151

Underwriting Ratios
Loss ratio	58.1%	56.2%	62.2%	67.1%	77.9%	58.1%	57.3%	58.3%	63.9%
Acquisition expense ratio	17.4%	18.2%	17.5%	17.1%	17.0%	16.5%	17.6%	17.1%	17.4%
Other operating expense ratio	14.6%	15.3%	14.7%	15.8%	15.1%	17.8%	15.5%	14.9%	15.2%
Combined ratio	90.1%	89.7%	94.4%	100.0%	110.0%	92.4%	90.4%	90.3%	96.5%

Net premiums written to gross premiums written	81.0%	73.1%	80.4%	77.5%	79.2%	72.7%	76.5%	76.4%	80.5%

Net income per common share
Basic	$1.18	$1.05	$1.23	$0.69	$0.14	$1.60	$0.96	$1.54	$1.32
Diluted	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$0.92	$1.47	$1.26

Weighted average common shares and common share equivalents outstanding
Basic	133,954,623	132,612,528	131,560,851	131,232,269	133,499,241	143,320,146	146,993,373	152,962,620	159,117,078
Diluted	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481

Arch Capital Group Ltd. and Subsidiaries

Consolidated Balance Sheets

(U.S. dollars in thousands, except share data)

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010
Assets
Investments:
Fixed maturities available for sale, at fair value	$9,221,145	$9,375,604	$9,529,834	$9,247,002	$8,916,017	$8,957,859	$9,692,852	$9,326,574	$9,202,122
Short-term investments available for sale, at fair value	1,112,249	904,219	799,662	704,495	1,130,142	915,841	780,671	554,304	669,798
Investment of funds received under securities lending, at fair value	41,867	48,419	44,553	145,224	9,951	69,660	200,020	209,635	177,954
Equity securities available for sale, at fair value	318,181	299,584	273,213	320,434	361,639	310,194	79,805	38,879	41,537
Other investments available for sale, at fair value	357,992	238,111	229,974	299,845	293,073	275,538	229,488	211,241	125,262
Investments accounted for using the fair value option	500,283	366,903	319,381	321,790	256,614	219,173	175,841	140,541	147,471
TALF investments, at fair value	313,187	387,702	392,455	399,341	400,970	402,449	410,881	407,469	406,997
Investments accounted for using the equity method	347,273	380,507	383,543	399,968	449,206	508,334	500,737	474,971	467,597
Total investments	12,212,177	12,001,049	11,972,615	11,838,099	11,817,612	11,659,048	12,070,295	11,363,614	11,238,738

Cash	422,806	351,699	369,895	411,001	406,877	362,740	365,997	341,469	338,708
Accrued investment income	65,643	70,739	71,264	71,083	69,057	74,837	79,180	72,102	74,214
Investment in joint venture	107,866	107,576	107,642	105,982	105,495	105,698	104,347	103,540	102,946
Fixed maturities and short-term investments pledged under securities lending, at fair value	50,813	56,393	72,399	150,501	198,418	75,575	203,221	214,564	184,221
Securities purchased under agreements to resell using funds received under securities lending	—	—	20,032	—	185,176	—	—	—	—
Premiums receivable	700,137	501,563	606,963	712,397	633,144	503,434	662,634	706,503	699,385
Reinsurance recoverable on unpaid and paid losses and loss adjustment expenses	1,849,603	1,851,584	1,840,191	1,855,342	1,772,130	1,763,985	1,715,122	1,721,059	1,711,307
Contractholder receivables	762,031	748,231	732,270	702,423	672,296	660,546	635,682	609,476	579,238
Prepaid reinsurance premiums	261,619	265,696	267,846	278,587	259,624	263,448	267,240	256,952	250,841
Deferred acquisition costs, net (1)	261,467	227,884	253,163	257,292	251,226	227,278	244,441	241,095	247,202
Receivable for securities sold	621,560	462,891	1,067,188	733,931	749,708	56,145	1,329,508	1,084,122	1,427,085
Other assets (1)	497,061	460,052	490,728	520,901	521,292	490,277	461,473	480,448	492,662
Total Assets	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011	$18,139,140	$17,194,944	$17,346,547

Liabilities
Reserve for losses and loss adjustment expenses	$8,511,323	$8,456,210	$8,523,522	$8,564,908	$8,319,324	$8,098,454	$8,054,677	$7,940,104	$7,898,162
Unearned premiums	1,595,712	1,411,872	1,578,419	1,589,497	1,504,162	1,370,075	1,524,100	1,492,550	1,495,265
Reinsurance balances payable	137,791	133,866	123,815	154,860	131,512	132,452	130,274	128,723	114,254
Contractholder payables	762,031	748,231	732,270	702,423	672,296	660,546	635,682	609,476	579,238
Senior notes	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000	300,000
Revolving credit agreement borrowings	100,000	100,000	100,000	100,000	100,000	100,000	125,000	125,000	100,000
TALF borrowings, at fair value	239,551	310,486	314,137	318,441	322,222	325,770	331,797	336,213	346,746
Securities lending payable	52,224	58,546	74,696	155,072	203,925	78,021	209,411	219,796	189,024
Payable for securities purchased	742,995	480,230	1,161,591	838,787	1,266,390	200,192	1,649,462	1,192,181	1,429,529
Other liabilities	531,700	513,842	527,847	510,521	533,189	500,715	498,832	490,890	552,255
Total Liabilities	12,973,327	12,513,283	13,436,297	13,234,509	13,353,020	11,766,225	13,459,235	12,834,933	13,004,473

Commitments and Contingencies

Shareholders’ Equity
Non-cumulative preferred shares	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shares	552	549	544	541	535	534	531	529	527
Additional paid-in capital	170,694	161,419	150,882	142,001	120,109	110,325	100,640	83,828	95,926
Retained earnings (1)	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340	3,779,659
Accumulated other comprehensive income, net of deferred income tax	234,468	153,923	146,576	263,584	225,405	204,503	388,370	173,231	140,962
Common shares held in treasury, at cost	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—
Total Shareholders’ Equity	4,839,456	4,592,074	4,435,899	4,403,030	4,289,035	4,476,786	4,679,905	4,360,011	4,342,074
Total Liabilities and Shareholders’ Equity	$17,812,783	$17,105,357	$17,872,196	$17,637,539	$17,642,055	$16,243,011	$18,139,140	$17,194,944	$17,346,547

Common shares outstanding, net of treasury shares	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802

Book value per common share (1) (2)	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73	$29.49	$27.10	$25.40

(1) Reflects the adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts retrospectively applied to all periods.

(2) Excludes the effects of stock options and restricted stock units outstanding.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Comprehensive Income

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010
Comprehensive Income
Net income	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$148,018	$242,142	$216,612
Other comprehensive income (loss), net of deferred income tax
Unrealized holding gains (losses) arising during period	94,863	40,476	(71,861)	84,862	40,370	(141,807)	264,609	71,087	42,847
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(308)	(730)
Reclassification of net realized gains, net of income taxes, included in net income	(27,511)	(29,785)	(30,707)	(47,682)	(20,176)	(43,414)	(56,299)	(32,611)	(37,607)
Foreign currency translation adjustments	13,201	(1,859)	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(2,074)
Other comprehensive income (loss)	80,545	7,347	(117,008)	38,179	20,902	(183,867)	215,139	32,269	2,436
Comprehensive Income	$244,801	$152,679	$51,747	$134,782	$46,375	$52,033	$363,157	$274,411	$219,048

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Changes in Shareholders’ Equity

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010

Non-Cumulative Preferred Shares
Balance at beginning and end of period	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000	$325,000

Common Shares
Balance at beginning of period	549	544	541	535	534	531	529	527	548
Common shares issued, net	3	5	3	6	1	3	2	7	4
Purchases of common shares under share repurchase program	—	—	—	—	—	—	—	(5)	(25)
Balance at end of period	552	549	544	541	535	534	531	529	527

Additional Paid-in Capital
Balance at beginning of period	161,419	150,882	142,001	120,109	110,325	100,640	83,828	95,926	253,466
Common shares issued, net	(3)	1,857	(2)	3,904	8	1,334	283	3,275	14
Exercise of stock options	1,851	2,926	3,007	2,245	4,127	2,716	10,486	7,964	16,700
Common shares retired	—	—	—	—	—	—	—	(36,212)	(181,350)
Amortization of share-based compensation	7,411	5,700	5,781	13,877	5,628	5,615	6,074	12,280	7,096
Other	16	54	95	1,866	21	20	(31)	595	—
Balance at end of period	170,694	161,419	150,882	142,001	120,109	110,325	100,640	83,828	95,926

Retained Earnings
Balance at beginning of period	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340	3,779,659	3,605,809
Cumulative effect of adjustment resulting from adoption of new accounting guidance (1)	—	—	—	—	—	—	—	—	(36,301)
Balance at beginning of period, as adjusted	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340	3,779,659	3,569,508
Dividends declared on preferred shares	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net income	164,256	145,332	168,755	96,603	25,473	235,900	148,018	242,142	216,612
Balance at end of period	4,954,450	4,796,655	4,657,784	4,495,490	4,405,348	4,386,336	4,156,897	4,015,340	3,779,659

Accumulated Other Comprehensive Income (Loss)
Balance at beginning of period	153,923	146,576	263,584	225,405	204,503	388,370	173,231	140,962	138,526
Change in unrealized appreciation (decline) in value of investments, net of deferred income tax	67,352	10,691	(102,568)	37,180	20,194	(185,221)	208,310	38,476	5,240
Portion of other-than-temporary impairment losses recognized in other comprehensive income, net of deferred income tax	(8)	(1,485)	(2,440)	(285)	(578)	(111)	(603)	(308)	(730)
Foreign currency translation adjustments, net of deferred income tax	13,201	(1,859)	(12,000)	1,284	1,286	1,465	7,432	(5,899)	(2,074)
Balance at end of period	234,468	153,923	146,576	263,584	225,405	204,503	388,370	173,231	140,962

Common Shares Held in Treasury, at Cost
Balance at beginning of period	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—	—
Shares repurchased for treasury	(236)	(585)	(21,301)	(36,224)	(237,450)	(258,379)	(53,616)	(237,917)	—
Balance at end of period	(845,708)	(845,472)	(844,887)	(823,586)	(787,362)	(549,912)	(291,533)	(237,917)	—

Total Shareholders’ Equity	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786	$4,679,905	$4,360,011	$4,342,074

(1) Reflects the adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts retrospectively applied to all periods.

Arch Capital Group Ltd. and Subsidiaries

Consolidated Statements of Cash Flows

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010
Operating Activities
Net income	$164,256	$145,332	$168,755	$96,603	$25,473	$235,900	$148,018	$242,142	$216,612
Adjustments to reconcile net income to net cash provided by operating activities:
Net realized gains	(44,072)	(12,940)	(29,615)	(48,886)	(22,481)	(78,261)	(72,534)	(62,406)	(49,483)
Net impairment losses included in earnings	1,023	1,959	2,739	1,684	2,680	3,230	2,075	4,410	1,606
Equity in net income or loss of investment funds accounted for using the equity method and other income	(12,030)	20,776	31,734	18,945	(355)	(26,110)	(11,545)	(3,368)	(15,012)
Share-based compensation	7,411	5,700	5,781	13,877	5,628	5,615	6,074	12,280	7,096
Changes in:
Reserve for losses and loss adjustment expenses, net of unpaid losses and loss adjustment expenses recoverable	39,343	(59,998)	48,397	130,746	155,477	3,546	49,420	71,357	91,247
Unearned premiums, net of prepaid reinsurance premiums	181,735	(162,490)	9,919	63,987	130,136	(149,242)	9,024	236	96,645
Premiums receivable	(190,102)	106,818	82,200	(77,556)	(118,688)	157,034	63,197	(20,280)	(116,571)
Deferred acquisition costs, net	(32,269)	24,823	1,438	(5,464)	(22,056)	16,684	(31)	3,756	(19,014)
Reinsurance balances payable	(3,181)	8,896	(19,368)	23,109	(7,122)	3,277	(4,853)	19,267	(36,669)
Other liabilities	10,134	30,620	5,925	(26,613)	33,366	(47,339)	23,914	(57,219)	41,448
Other items, net	22,573	145	2,019	31,535	42,522	20,179	54,665	(4,661)	(33,282)
Net Cash Provided By Operating Activities	144,821	109,641	309,924	221,967	224,580	144,513	267,424	205,514	184,623

Investing Activities
Purchases of:
Fixed maturity investments	(3,593,630)	(3,758,854)	(2,729,874)	(4,235,140)	(3,151,767)	(2,434,319)	(5,018,619)	(4,885,606)	(4,597,713)
Equity securities	(33,803)	(69,962)	(94,115)	(159,157)	(89,790)	(226,677)	(65,155)	(21,727)	(52,283)
Other investments	(239,167)	(220,048)	(166,449)	(114,588)	(92,777)	(147,127)	(92,955)	(150,631)	(132,819)
Proceeds from the sales of:
Fixed maturity investments	3,628,932	3,542,629	2,299,627	3,323,456	3,232,541	2,670,332	4,872,668	4,668,666	4,443,108
Equity securities	75,860	58,386	111,467	147,334	52,316	14,522	19,151	25,043	11,725
Other investments	111,149	147,243	191,767	119,780	84,967	133,211	68,843	87,536	89,510
Proceeds from redemptions and maturities of fixed maturities	261,660	296,408	200,671	283,512	253,898	266,044	226,889	244,312	212,625
Net (purchases) sales of short-term investments	(207,444)	(114,854)	(123,211)	459,091	(223,415)	(129,794)	(205,411)	96,239	(102,921)
Change in investment of securities lending collateral	6,322	16,150	80,376	48,853	(125,904)	131,389	10,385	(30,772)	30,092
Purchases of furniture, equipment and other	(6,498)	(3,461)	(3,178)	(4,266)	(8,082)	(1,553)	(2,251)	(6,057)	(1,803)
Net Cash Provided By (Used For) Investing Activities	3,381	(106,363)	(232,919)	(131,125)	(68,013)	276,028	(186,455)	27,003	(100,479)

Financing Activities
Purchases of common shares under share repurchase program	—	(3)	(20,833)	(29,552)	(237,173)	(258,150)	(53,398)	(269,054)	(181,272)
Proceeds from common shares issued, net	780	3,245	1,609	(1,397)	2,875	4,693	8,586	3,779	10,591
Proceeds from borrowings	—	—	—	—	—	—	—	50,000	214,526
Repayments of borrowings	(69,863)	(3,513)	(4,225)	(3,919)	(3,695)	(31,072)	(5,646)	(34,022)	(86,317)
Change in securities lending collateral	(6,322)	(16,150)	(80,376)	(48,853)	125,904	(131,389)	(10,385)	30,772	(30,092)
Other	588	766	818	2,467	714	(893)	1,593	2,296	5,061
Preferred dividends paid	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)	(6,461)
Net Cash Used For Financing Activities	(81,278)	(22,116)	(109,468)	(87,715)	(117,836)	(423,272)	(65,711)	(222,690)	(73,964)

Effects of exchange rate changes on foreign currency cash	4,183	642	(8,643)	997	5,406	(526)	9,270	(7,066)	(6,043)

Increase (decrease) in cash	71,107	(18,196)	(41,106)	4,124	44,137	(3,257)	24,528	2,761	4,137
Cash beginning of period	351,699	369,895	411,001	406,877	362,740	365,997	341,469	338,708	334,571
Cash end of period	$422,806	$351,699	$369,895	$411,001	$406,877	$362,740	$365,997	341,469	$338,708

Income taxes paid (received), net	$2,788	$(7,724)	$3,662	$2,296	$3,670	$3,140	$1,928	$1,430	$704
Interest paid	$2,206	$13,047	$2,177	$13,084	$2,191	$12,831	$1,832	$13,437	$1,785

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Overview

The Company classifies its businesses into two underwriting segments — insurance and reinsurance — and corporate and other (non-underwriting). The Company’s insurance and reinsurance operating segments each have segment managers who are responsible for the overall profitability of their respective segments and who are directly accountable to the Company’s chief operating decision makers, the Chairman, President and Chief Executive Officer of ACGL and the Chief Financial Officer of ACGL. The chief operating decision makers do not assess performance, measure return on equity or make resource allocation decisions on a line of business basis. The Company determined its reportable operating segments using the management approach described in accounting guidance regarding disclosures about segments of an enterprise and related information.

Management measures segment performance based on underwriting income or loss. The Company does not manage its assets by segment and, accordingly, investment income is not allocated to each underwriting segment. In addition, other revenue and expense items are not evaluated by segment. The accounting policies of the segments are the same as those used for the preparation of the Company’s consolidated financial statements. Intersegment business is allocated to the segment accountable for the underwriting results.

The insurance segment consists of the Company’s insurance underwriting subsidiaries which primarily write on both an admitted and non-admitted basis. Specialty product lines include: casualty; construction; executive assurance; healthcare; national accounts casualty; professional liability; programs; property, energy, marine and aviation; surety; travel and accident; and other (consisting of excess workers’ compensation, employers’ liability and collateral protection business).

The reinsurance segment consists of the Company’s reinsurance underwriting subsidiaries. The reinsurance segment generally seeks to write significant lines on specialty property and casualty reinsurance contracts. Classes of business include: casualty; marine and aviation; other specialty; property catastrophe; property excluding property catastrophe (losses on a single risk, both excess of loss and pro rata); and other (consisting of non-traditional, casualty clash and other business).

Corporate and other (non-underwriting) includes net investment income, other income (loss), other expenses incurred by the Company, interest expense, net realized gains or losses, net impairment losses included in earnings, equity in net income (loss) of investment funds accounted for using the equity method, net foreign exchange gains or losses, income taxes and dividends on the Company’s non-cumulative preferred shares.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Three Months Ended March 31, 2012 and 2011

(U.S. dollars in thousands)

	Three Months Ended			Three Months Ended
	March 31, 2012			March 31, 2011
	Insurance	Reinsurance	Total	Insurance	Reinsurance	Total

Gross premiums written (1)	$688,113	$379,976	$1,066,656	$634,583	$331,013	$964,566
Net premiums written	490,680	372,931	863,611	449,291	314,987	764,278

Net premiums earned	$441,740	$238,572	$680,312	$407,591	$226,104	$633,695
Fee income	530	13	543	778	37	815
Losses and loss adjustment expenses	(303,164)	(92,043)	(395,207)	(297,723)	(196,157)	(493,880)
Acquisition expenses, net	(73,870)	(45,092)	(118,962)	(61,415)	(47,339)	(108,754)
Other operating expenses	(73,370)	(26,123)	(99,493)	(74,629)	(21,227)	(95,856)
Underwriting income (loss)	$(8,134)	$75,327	67,193	$(25,398)	$(38,582)	(63,980)

Net investment income			74,297			88,307
Net realized gains			44,121			20,695
Net impairment losses recognized in earnings			(1,023)			(2,680)
Equity in net income (loss) of investment funds accounted for using the equity method			24,826			29,673
Other income (loss)			(8,068)			4,567
Other expenses			(6,979)			(7,026)
Interest expense			(7,521)			(7,721)
Net foreign exchange losses			(20,688)			(36,912)
Income before income taxes			166,158			24,923
Income tax (expense) benefit			(1,902)			550

Net income			164,256			25,473
Preferred dividends			(6,461)			(6,461)
Net income available to common shareholders			$157,795			$19,012

Underwriting Ratios
Loss ratio	68.6%	38.6%	58.1%	73.0%	86.8%	77.9%
Acquisition expense ratio (2)	16.6%	18.9%	17.4%	14.9%	20.9%	17.0%
Other operating expense ratio	16.6%	10.9%	14.6%	18.3%	9.4%	15.1%
Combined ratio	101.8%	68.4%	90.1%	106.2%	117.1%	110.0%

Net premiums written to gross premiums written	71.3%	98.1%	81.0%	70.8%	95.2%	79.2%

(1)

Certain amounts included in the gross premiums written of each segment are related to intersegment transactions and are included in the gross premiums written of each segment. Accordingly, the sum of gross premiums written for each segment does not agree to the total gross premiums written as shown in the table above due to the elimination of intersegment transactions in the total.

(2)	The acquisition expense ratio is adjusted to include certain fee income.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended March 31,
	2012		2011
	Amount	% of Total	Amount	% of Total

Net premiums written
Property, energy, marine and aviation	$79,819	16.3	$76,418	17.0
Programs	81,616	16.6	74,396	16.6
Professional liability	70,561	14.4	59,385	13.2
Executive assurance	68,378	13.9	56,068	12.5
National accounts	35,438	7.2	40,191	8.9
Construction	33,653	6.9	31,509	7.0
Casualty	26,973	5.5	30,134	6.7
Travel and accident	22,836	4.7	21,501	4.8
Lenders products	22,415	4.6	21,074	4.7
Healthcare	10,635	2.2	9,117	2.0
Surety	12,134	2.5	9,734	2.2
Other (1)	26,222	5.2	19,764	4.4
Total	$490,680	100.0	$449,291	100.0

Net premiums earned
Property, energy, marine and aviation	$78,494	17.8	$73,599	18.1
Programs	73,998	16.8	67,018	16.4
Professional liability	63,256	14.3	67,400	16.5
Executive assurance	58,766	13.3	54,570	13.4
National accounts	19,136	4.3	21,162	5.2
Construction	31,808	7.2	28,391	7.0
Casualty	29,065	6.6	28,427	7.0
Travel and accident	16,713	3.8	15,599	3.8
Lenders products	32,153	7.3	18,236	4.5
Healthcare	8,898	2.0	8,652	2.1
Surety	10,560	2.4	9,779	2.4
Other (1)	18,893	4.2	14,758	3.6
Total	$441,740	100.0	$407,591	100.0

Net premiums written by client location
United States	$334,553	68.2	$305,216	67.9
Europe	107,631	21.9	100,091	22.3
Other	48,496	9.9	43,984	9.8
Total	$490,680	100.0	$449,291	100.0

Net premiums written by underwriting location
United States	$321,559	65.5	$295,043	65.7
Europe	152,615	31.1	135,536	30.2
Other	16,506	3.4	18,712	4.1
Total	$490,680	100.0	$449,291	100.0

(1) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Insurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010

Gross premiums written	$688,113	$540,617	$634,280	$635,005	$634,583	$527,783	$624,490	$616,353	$633,576
Net premiums written	490,680	360,739	472,986	438,263	449,291	351,841	431,361	422,837	452,924

Net premiums earned	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477
Fee income	530	729	661	702	778	761	864	874	753
Losses and loss adjustment expenses	(303,164)	(282,769)	(290,608)	(301,642)	(297,723)	(264,848)	(265,411)	(275,294)	(312,011)
Acquisition expenses, net	(73,870)	(73,975)	(76,763)	(66,543)	(61,415)	(63,102)	(67,309)	(65,359)	(67,431)
Other operating expenses	(73,370)	(77,593)	(77,801)	(77,774)	(74,629)	(82,535)	(76,892)	(72,533)	(80,772)
Underwriting income (loss)	$(8,134)	$(10,941)	$(6,541)	$(34,438)	$(25,398)	$(5,449)	$3,133	$(6,839)	$(29,984)

Underwriting Ratios
Loss ratio	68.6%	66.9%	66.4%	73.4%	73.0%	65.5%	64.4%	67.9%	72.6%
Acquisition expense ratio (1)	16.6%	17.3%	17.4%	16.0%	14.9%	15.4%	16.1%	15.9%	15.5%
Other operating expense ratio	16.6%	18.4%	17.8%	18.9%	18.3%	20.4%	18.7%	17.9%	18.8%
Combined ratio	101.8%	102.6%	101.6%	108.3%	106.2%	101.3%	99.2%	101.7%	106.9%

Net premiums written
Property, energy, marine and aviation	$79,819	$41,244	$114,631	$103,296	$76,418	$44,258	$88,412	$88,194	$100,665
Programs	81,616	62,874	79,086	81,629	74,396	60,969	68,264	73,345	70,498
Professional liability	70,561	54,085	66,484	57,906	59,385	51,559	78,873	70,626	67,118
Executive assurance	68,378	59,035	62,328	53,974	56,068	54,448	51,503	52,514	60,993
National accounts	35,438	19,110	17,275	4,397	40,191	14,024	19,215	3,877	30,809
Construction	33,653	22,912	23,576	42,408	31,509	20,014	20,245	44,276	28,292
Casualty	26,973	28,599	30,563	24,939	30,134	27,389	28,493	26,617	25,463
Travel and accident	22,836	13,751	17,404	19,284	21,501	14,486	19,673	15,272	21,806
Lenders products	22,415	21,543	22,551	21,526	21,074	30,942	23,452	22,208	16,319
Healthcare	10,635	9,303	8,810	8,422	9,117	10,290	8,705	9,989	8,524
Surety	12,134	12,734	10,389	9,618	9,734	7,918	11,128	7,012	8,091
Other (2)	26,222	15,549	19,889	10,864	19,764	15,544	13,398	8,907	14,346
Total	$490,680	$360,739	$472,986	$438,263	$449,291	$351,841	$431,361	$422,837	$452,924

Net premiums earned
Property, energy, marine and aviation	$78,494	$79,979	$92,288	$76,644	$73,599	$77,811	$82,301	$80,818	$95,037
Programs	73,998	75,085	73,561	71,934	67,018	69,462	68,404	68,381	66,159
Professional liability	63,256	62,467	64,403	57,767	67,400	63,152	69,900	63,642	67,909
Executive assurance	58,766	56,782	56,783	60,488	54,570	55,270	51,675	54,958	56,232
National accounts	19,136	20,572	19,642	18,166	21,162	17,360	18,595	16,810	21,773
Construction	31,808	28,569	28,590	27,214	28,391	26,837	25,664	27,982	28,911
Casualty	29,065	28,093	30,305	24,829	28,427	25,893	27,503	28,148	28,069
Travel and accident	16,713	15,840	19,051	19,455	15,599	15,705	17,418	17,590	16,078
Lenders products	32,153	18,796	18,293	19,966	18,236	19,617	17,593	17,153	16,807
Healthcare	8,898	8,825	9,340	9,089	8,652	9,701	9,738	10,340	9,943
Surety	10,560	11,847	10,091	9,402	9,779	9,810	9,876	8,023	10,258
Other (2)	18,893	15,812	15,623	15,865	14,758	13,657	13,214	11,628	12,301
Total	$441,740	$422,667	$437,970	$410,819	$407,591	$404,275	$411,881	$405,473	$429,477

(1) The acquisition expense ratio is adjusted to include certain fee income.

(2) Includes excess workers’ compensation, employer’s liability, alternative markets and accident and health business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended March 31,
	2012		2011
	Amount	% of Total	Amount	% of Total

Net premiums written
Casualty (1)	$83,960	22.5	$71,361	22.7
Property excluding property catastrophe (2)	75,493	20.2	71,150	22.6
Other specialty	95,462	25.6	77,645	24.7
Property catastrophe	86,574	23.2	66,961	21.3
Marine and aviation	25,617	6.9	24,164	7.7
Other	5,825	1.6	3,706	1.0
Total	$372,931	100.0	$314,987	100.0

Net premiums earned
Casualty (1)	$45,943	19.3	$48,494	21.4
Property excluding property catastrophe (2)	61,632	25.8	63,006	27.9
Other specialty	46,148	19.3	38,969	17.2
Property catastrophe	61,863	25.9	51,642	22.8
Marine and aviation	21,449	9.0	21,626	9.6
Other	1,537	0.7	2,367	1.1
Total	$238,572	100.0	$226,104	100.0

Net premiums written
Pro rata	$124,746	33.5	$105,492	33.5
Excess of loss	248,185	66.5	209,495	66.5
Total	$372,931	100.0	$314,987	100.0

Net premiums earned
Pro rata	$99,925	41.9	$106,653	47.2
Excess of loss	138,647	58.1	119,451	52.8
Total	$238,572	100.0	$226,104	100.0

Net premiums written by client location
United States	$174,000	46.7	$167,215	53.1
Europe	140,358	37.6	125,700	39.9
Bermuda	29,600	7.9	4,379	1.4
Other	28,973	7.8	17,693	5.6
Total	$372,931	100.0	$314,987	100.0

Net premiums written by underwriting location
Bermuda	$155,956	41.8	$146,596	46.5
United States	129,459	34.7	113,756	36.1
Other	87,516	23.5	54,635	17.4
Total	$372,931	100.0	$314,987	100.0

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Segment Information — Reinsurance Segment

(U.S. dollars in thousands)

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010

Gross premiums written	$379,976	$161,904	$227,837	$277,766	$331,013	$139,015	$208,770	$203,695	$323,477
Net premiums written	372,931	150,385	218,395	268,280	314,987	131,070	204,756	201,421	314,830

Net premiums earned	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440
Fee income	13	253	187	82	37	2,053	10	9	41
Losses and loss adjustment expenses	(92,043)	(95,298)	(133,376)	(129,980)	(196,157)	(102,478)	(93,782)	(87,851)	(116,040)
Acquisition expenses, net	(45,092)	(49,364)	(43,442)	(44,096)	(47,339)	(41,722)	(43,970)	(42,116)	(50,193)
Other operating expenses	(26,123)	(25,707)	(22,340)	(23,671)	(21,227)	(29,693)	(20,355)	(20,215)	(20,987)
Underwriting income (loss)	$75,327	$80,409	$45,108	$34,395	$(38,582)	$56,031	$57,431	$67,365	$53,261

Underwriting Ratios
Loss ratio	38.6%	38.0%	54.6%	56.0%	86.8%	45.0%	43.5%	40.4%	48.3%
Acquisition expense ratio	18.9%	19.7%	17.8%	19.0%	20.9%	18.3%	20.4%	19.4%	20.9%
Other operating expense ratio	10.9%	10.3%	9.2%	10.2%	9.4%	13.0%	9.4%	9.3%	8.7%
Combined ratio	68.4%	68.0%	81.6%	85.2%	117.1%	76.3%	73.3%	69.1%	77.9%

Net premiums written
Casualty (1)	$83,960	$34,968	$34,873	$40,755	$71,361	$32,274	$38,276	$43,642	$72,582
Property excluding property catastrophe (2)	75,493	36,430	64,495	53,938	71,150	46,835	70,149	57,880	74,927
Other specialty	95,462	48,555	40,882	43,937	77,645	27,008	30,468	18,920	54,762
Property catastrophe	86,574	11,636	59,961	108,235	66,961	3,529	40,255	70,403	88,802
Marine and aviation	25,617	16,130	17,037	19,978	24,164	21,303	24,913	9,609	21,238
Other	5,825	2,666	1,147	1,437	3,706	121	695	967	2,519
Total	$372,931	$150,385	$218,395	$268,280	$314,987	$131,070	$204,756	$201,421	$314,830

Net premiums earned
Casualty (1)	$45,943	$47,317	$49,066	$51,493	$48,494	$48,609	$52,792	$59,501	$70,436
Property excluding property catastrophe (2)	61,632	60,607	62,565	57,524	63,006	70,744	66,438	65,742	79,239
Other specialty	46,148	60,891	48,722	40,511	38,969	30,296	25,254	22,292	17,769
Property catastrophe	61,863	62,408	64,910	59,788	51,642	54,768	54,206	52,301	53,873
Marine and aviation	21,449	17,361	17,739	21,093	21,626	22,445	16,106	16,263	18,072
Other	1,537	1,941	1,077	1,651	2,367	1,009	732	1,439	1,051
Total	$238,572	$250,525	$244,079	$232,060	$226,104	$227,871	$215,528	$217,538	$240,440

(1) Includes professional liability, executive assurance and healthcare business.

(2) Includes facultative business.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Investable Asset Summary, Investment Portfolio Metrics and Credit Quality Distribution

(U.S. dollars in thousands)

	March 31,		December 31,		September 30,		June 30,		March 31,
	2012		2011		2011		2011		2011
Investable assets:
Fixed maturities available for sale, at fair value	9,221,145	74%	$9,375,604	76%	$9,529,834	78%	$9,247,002	77%	$8,916,017	76%
Fixed maturities, at fair value (1)	250,805	2%	147,779	1%	122,866	1%	102,897	1%	117,391	1%
Fixed maturities pledged under securities lending agreements, at fair value (2)	50,813	0%	56,393	1%	72,399	1%	150,501	1%	161,888	1%
Total fixed maturities	9,522,763	76%	9,579,776	78%	9,725,099	80%	9,500,400	79%	9,195,296	78%
Short-term investments available for sale, at fair value	1,112,249	9%	904,219	7%	799,662	6%	704,495	6%	1,130,142	10%
Short-term investments pledged under securities lending agreements, at fair value (2)	—	0%	—	0%	—	0%	—	0%	36,530	0%
Cash	422,806	3%	351,699	3%	369,895	3%	411,001	3%	406,877	3%
Equity securities available for sale, at fair value	318,181	3%	299,584	2%	273,213	2%	320,434	3%	361,639	3%
Equity securities, at fair value (1)	52,766	0%	87,403	1%	100,719	1%	152,844	1%	100,117	1%
Other investments available for sale, at fair value	357,992	3%	238,111	2%	229,974	2%	299,845	2%	293,073	2%
Other investments, at fair value (1)	196,712	2%	131,721	1%	95,796	1%	66,049	1%	39,106	0%
TALF investments, at fair value (3)	313,187	2%	387,702	3%	392,455	3%	399,341	3%	400,970	3%
Investments accounted for using the equity method	347,273	3%	380,507	3%	383,543	3%	399,968	3%	449,206	4%
Securities sold but not yet purchased	(18,831)	0%	(27,178)	0%	(46,526)	0%	(51,626)	0%	(41,863)	0%
Securities transactions entered into but not settled at the balance sheet date	(121,435)	(1)%	(17,339)	0%	(94,403)	(1)%	(104,856)	(1)%	(516,682)	(4)%
Total investable assets	$12,503,663	100%	$12,316,205	100%	$12,229,427	100%	$12,097,895	100%	$11,854,411	100%

Investment portfolio metrics (1):
Average effective duration (in years)	2.75		2.99		3.17		2.87		2.73
Average S&P/Moody’s credit ratings (4)	AA/Aa2		AA/Aa1		AA+/Aa1		AA+/Aa1		AA+/Aa1
Imbedded book yield (before investment expenses)	2.76%		2.98%		3.09%		3.23%		3.36%

Credit quality distribution of total fixed maturities (5):
U.S. government and government agencies (6)	$2,850,031	30%	$3,154,480	33%	$2,968,250	30%	$2,880,650	30%	$2,628,362	29%
AAA	3,420,490	36%	3,229,161	34%	3,453,116	36%	3,622,886	38%	3,806,887	41%
AA	1,383,663	14%	1,425,249	15%	1,531,869	16%	1,194,430	13%	1,043,463	11%
A	917,925	10%	884,957	9%	754,421	8%	765,831	8%	697,002	7%
BBB	398,645	4%	412,566	4%	555,023	6%	472,491	5%	425,913	5%
BB	157,427	2%	140,029	1%	151,665	1%	158,517	2%	154,537	2%
B	172,360	2%	165,003	2%	140,571	1%	241,538	2%	250,318	3%
Lower than B	125,134	1%	114,672	1%	106,775	1%	97,748	1%	100,409	1%
Not rated	97,088	1%	53,659	1%	63,409	1%	66,309	1%	88,405	1%
Total fixed maturities, at fair value	$9,522,763	100%	$9,579,776	100%	$9,725,099	100%	$9,500,400	100%	$9,195,296	100%

(1)	Represents securities which are carried at fair value under the fair value option and reflected as “investments accounted for using the fair value option” on the balance sheet.
(2)

In securities lending transactions, the Company receives collateral in excess of the fair value of the fixed maturities and short-term investments pledged under securities lending. This table excludes the collateral received and reinvested and includes the fixed maturities and short-term investments pledged under securities lending agreements, at fair value.

(3)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full payment of the loan and is carrying the investments and borrowings at fair value.

(4)	Average credit ratings on the Company’s investment portfolio on securities with ratings assigned by Standard & Poor’s (“S&P”) and Moody’s Investors Service (“Moody’s”).
(5)	For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.
(6)	Includes U.S. government-sponsored agency mortgage backed securities and agency commercial mortgage backed securities.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Composition of Fixed Maturities and Analysis of Corporate Exposures

(U.S. dollars in thousands)

Composition of Fixed Maturities

The following table summarizes the Company’s fixed maturities and fixed maturities pledged under securities lending agreements, excluding TALF investments, at March 31, 2012:

		Gross	Gross	Net
	Fair	Unrealized	Unrealized	Unrealized	Amortized	Fair Value /
	Value	Gains	Losses	Gains (Losses)	Cost	Amortized Cost

Corporates	$2,529,559	$81,713	$(10,875)	$70,838	$2,458,721	102.9%
Non-U.S. government-backed corporates	205,172	8,465	(388)	8,077	197,095	104.1%
FDIC guaranteed corporates	76,815	615	—	615	76,200	100.8%
U.S. government and government agencies	1,254,434	19,500	(4,295)	15,205	1,239,229	101.2%
Agency mortgage-backed securities	1,213,144	22,232	(779)	21,453	1,191,691	101.8%
Non-agency mortgage-backed securities	281,824	4,515	(13,998)	(9,483)	291,307	96.7%
Agency commercial mortgage-backed securities	382,453	8,984	(1,150)	7,834	374,619	102.1%
Non-agency commercial mortgage-backed securities	742,214	26,737	(1,501)	25,236	716,978	103.5%
Municipal bonds	1,301,255	64,044	(1,381)	62,663	1,238,592	105.1%
Non-U.S. government securities	912,020	30,517	(9,552)	20,965	891,055	102.4%
Asset-backed securities	623,873	16,033	(6,132)	9,901	613,972	101.6%
Total	$9,522,763	$283,355	$(50,051)	$233,304	$9,289,459	102.5%

Corporates (Excluding Guaranteed Amounts)

The following table summarizes the Company’s corporate bonds by sector and by credit quality at March 31, 2012, excluding guaranteed amounts:

	Estimated Fair Value
		% of Asset	% of Investable
	Total	Class	Assets
Sector:
Financials	$951,924	37.6%	7.6%
Industrials	1,171,754	46.3%	9.4%
Utilities	96,544	3.8%	0.8%
Foreign agencies	51,263	2.0%	0.4%
All other (1)	258,074	10.3%	2.1%
Total	$2,529,559	100.0%	20.2%

Credit quality distribution (3):
AAA	$697,660	27.6%	5.6%
AA	357,925	14.1%	2.9%
A	729,460	28.8%	5.8%
BBB	351,605	13.9%	2.8%
BB	128,103	5.1%	1.0%
B	146,256	5.8%	1.2%
Lower than B	21,470	0.8%	0.2%
Not rated	97,080	3.9%	0.8%
Total	$2,529,559	100.0%	20.2%

The following table summarizes the Company’s top ten exposures to fixed income corporate issuers by fair value at March 31, 2012, excluding guaranteed amounts and covered bonds:

	Estimated	% of Asset	% of Investable	Credit
Issuer	Fair Value	Class	Assets	Rating (2)

General Electric Co	$45,315	1.8%	0.4%	AA+/Aa2
Abbey National Treasury Svcs	31,335	1.2%	0.3%	A+/A1
Caterpillar Inc	31,290	1.2%	0.3%	A/A2
Total SA	29,032	1.1%	0.2%	Aa-/Aa1
Royal Dutch Shell PLC	28,213	1.1%	0.2%	AA/Aa1
National Australia Bank Ltd	27,879	1.1%	0.2%	Aa-/Aa2
Coca-Cola Company	26,579	1.1%	0.2%	A+/Aa3
Verizon Communications Inc	26,078	1.0%	0.2%	A-/A3
HSBC Holdings PLC	25,925	1.0%	0.2%	A/A3
Berkshire Hathaway Inc	25,281	1.0%	0.2%	A/A2
Total	$296,927	11.7%	2.4%

(1)	Includes sovereign securities, supernational securities and other.
(2)	Ratings as assigned by S&P and Moody’s, respectively.
(3)	For individual fixed maturities, S&P ratings are used. In the absence of an S&P rating, ratings from Moody’s are used, followed by ratings from Fitch Ratings.

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Mortgage Backed, Commercial Mortgage Backed and Asset Backed Securities

(U.S. dollars in thousands)

The following table provides information on the Company’s mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) at March 31, 2012, excluding amounts guaranteed by the U.S. government:

			Average	Estimated Fair Value
	Issuance	Amortized	Credit		% of Amortized	% of Investable
	Year	Cost	Quality	Total	Cost	Assets

Non-agency MBS:	2003	$2,378	AAA	$2,402	101.0%	0.0%
	2004	14,472	BBB	13,455	93.0%	0.1%
	2005	46,202	B	42,140	91.2%	0.3%
	2006	57,247	BBB	52,964	92.5%	0.4%
	2007	47,338	CCC-	45,215	95.5%	0.4%
	2008	6,911	CCC-	6,781	98.1%	0.1%
	2009 (6)	32,481	AAA	35,086	108.0%	0.3%
	2010 (6)	30,612	AAA	29,732	97.1%	0.2%
	2012 (6)	53,666	AAA	54,049	100.7%	0.4%
Total non-agency MBS		$291,307	BBB+	$281,824	96.7%	2.3%

Non-agency CMBS:	1998	$3,479	AAA	$3,536	101.6%	0.0%
	2002	9,245	AAA	9,228	99.8%	0.1%
	2003	38,287	AAA	39,293	102.6%	0.3%
	2004	27,757	AAA	27,775	100.1%	0.2%
	2005	49,205	AAA	49,507	100.6%	0.4%
	2006	4,255	BBB+	4,131	97.1%	0.0%
	2007	74,617	AA	80,269	107.6%	0.6%
	2008	24,925	AA+	24,692	99.1%	0.2%
	2010	255,803	AAA	263,230	102.9%	2.1%
	2011	197,548	AAA	208,547	105.6%	1.7%
	2012	31,857	AAA	32,006	100.5%	0.3%
Total non-agency CMBS		$716,978	AAA	$742,214	103.5%	5.9%

	Non-Agency MBS		Non-Agency
Additional Statistics	Re-REMICs	All Other	CMBS (1)

Wtd. average loan age (months)	69	68	46
Wtd. average life (months) (2)	30	61	36
Wtd. average loan-to-value % (3)	70.1%	67.9%	64.4%
Total delinquencies (4)	20.5%	19.4%	4.0%
Current credit support % (5)	42.6%	11.4%	28.7%

(1)	Loans defeased with government/agency obligations represented approximately 2.7% of the collateral underlying the Company’s CMBS holdings.
(2)

The weighted average life for MBS is based on the interest rates in effect at March 31, 2012. The weighted average life for CMBS reflects the average life of the collateral underlying the Company’s CMBS holdings.

(3)	The range of loan-to-values on MBS is 31% to 87%, while the range of loan-to-values on CMBS is 31% to 95%.
(4)	Total delinquencies includes 60 days and over.
(5)	Current credit support % represents the % for a collateralized mortgage obligation (“CMO”) or CMBS class/tranche from other subordinate classes in the same CMO or CMBS deal.
(6)	Primarily represents Re-REMICs with an average credit quality of “AAA” from Fitch Ratings.

The following table provides information on the Company’s asset-backed securities (ABS) March 31, 2012:

		Average	Estimated Fair Value
	Amortized	Credit		% of Amortized	% of Investable
	Cost	Quality	Total	Cost	Assets

Sector:
Credit cards (1)	$238,068	AAA	$244,377	102.7%	2.0%
Autos (2)	174,409	AAA	174,100	99.8%	1.4%
Rate reduction bonds (3)	65,731	AAA	68,478	104.2%	0.5%
U.K. securitized (4)	29,320	AAA	29,335	100.1%	0.2%
Student loans (5)	1,934	AA+	1,948	100.7%	0.0%
Other	86,972	AA-	88,036	101.2%	0.7%
	596,434	AA+	606,274	101.6%	4.8%

Home equity (6)	$2,895	AAA	$2,552	88.2%	0.0%
	1,279	BBB	1,169	91.4%	0.0%
	8,828	BB to B	8,499	96.3%	0.1%
	4,362	CCC to C	5,296	121.4%	0.0%
	174	D	83	47.7%	0.0%
	17,538	B+	17,599	100.3%	0.1%

Total ABS	$613,972	AA+	$623,873	101.6%	5.0%

The effective duration of the total ABS was 1.71 years at March 31, 2012.

(1)	The weighted average credit support % on credit cards is 18.6%.
(2)	The weighted average credit support % on autos is 26.6%.
(3)	The weighted average credit support % on rate reduction bonds is 7.7%.
(4)	The weighted average credit support % on U.K. securitized is 18.6%.
(5)	The weighted average credit support % on student loans is 11.3%.
(6)	The weighted average credit support % on home equity is 24.7%.

The Company’s investment portfolio included $44 million par in sub-prime securities at March 31, 2012, with an estimated fair value of $20.7 million and an average credit quality of “BB/Ba3.” Such amounts were primarily in the home equity sector with the balance in other ABS, MBS and CMBS sectors. In addition, the portfolio of collateral backing the Company’s securities lending program contains approximately $6.2 million estimated fair value of sub-prime securities with an average credit quality of “CCC/Caa2.”

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Bank Loan Investments

(U.S. dollars in thousands)

Bank Loan Investments

The Company’s investments in bank loans are included in the following categories at March 31, 2012:

	Fair	% of Asset	% of Investable
	Value	Class	Assets
Composition:
Investment funds accounted for using the equity method	$121,284	35.9%	1.0%
Corporate bonds	93,550	27.7%	0.7%
Other investments	122,695	36.4%	1.0%
Total	$337,529	100.0%	2.7%

Currency:
U.S.-denominated	$243,036	72.0%	1.9%
Euro-denominated	94,493	28.0%	0.8%
Total	$337,529	100.0%	2.7%

Sector:
Consumer cyclical	$60,257	17.9%	0.5%
Media	42,439	12.6%	0.3%
Consumer non-cyclical	39,409	11.7%	0.3%
Basic materials	31,826	9.4%	0.3%
Industrials	26,502	7.9%	0.2%
Utilities	12,180	3.6%	0.1%
All other	124,916	36.9%	1.0%
Total	$337,529	100.0%	2.7%

Weighted average rating factor (Moody’s)	B2

Arch Capital Group Ltd. and Subsidiaries

Investment Information — Eurozone Investments

(U.S. dollars in thousands)

Composition of Eurozone Fixed Maturities

The fair value of the Company’s Eurozone fixed maturities are as follows at March 31, 2012:

		Financial	Other	Covered	Bank	Equities
	Sovereign (2)	Corporates	Corporates	Bonds (3)	Loans (4)	and Other (5)	Total
Country (1):
Germany	$194,372	$19,982	$2,353	$0	$25,076	$1,056	$242,839
Netherlands	3,114	38,878	45,254	30,469	7,596	18,969	144,280
France	—	—	30,070	40,407	4,853	10,388	85,718
Finland	98,497	250	—	—	—	—	98,747
Supranational (6)	83,286	—	—	—	—	—	83,286
Spain	—	—	784	13,436	5,750	224	20,194
Luxembourg	—	—	22,741	—	2,535	27	25,303
Italy	947	—	3,773	—	1,245	(188)	5,777
Belgium	—	1,972	—	—	—	—	1,972
Ireland	—	—	1,424	—	—	—	1,424
Portugal	—	—	653	—	—	—	653
Total	$380,216	$61,082	$107,052	$84,312	$47,055	$30,476	$710,193

(1) The country allocations set forth in the table are based on various assumptions made by the Company in assessing the country in which the underlying credit risk resides, including a review of the jurisdiction of organization, business operations and other factors. Based on such analysis, the Company does not believe that it has any Eurozone fixed maturities from Austria, Cyprus, Estonia, Greece, Malta, Slovakia or Slovenia at March 31, 2012.

(2)     Sovereign includes securities issued and/or guaranteed by Eurozone governments.

(3)     Securities issued by Eurozone banks where the security is backed by a separate group of loans.

(4)     Included in “corporate bonds” in the Bank Loan Investments table on page 16.

(5)     Includes long or (short) net equity positions and other.

(6)     Includes World Bank, European Investment Bank, International Finance Corp. and European Bank for Reconstruction and Development.

Arch Capital Group Ltd. and Subsidiaries

Comments on Regulation G

Throughout this financial supplement, the Company presents its operations in the way it believes will be the most meaningful and useful to investors, analysts, rating agencies and others who use the Company’s financial information in evaluating the performance of the Company. This presentation includes the use of after-tax operating income available to common shareholders, which is defined as net income available to common shareholders, excluding net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses, net of income taxes. The presentation of after-tax operating income available to common shareholders is a “non-GAAP financial measure” as defined in Regulation G. The reconciliation of such measure to net income available to common shareholders (the most directly comparable GAAP financial measure) in accordance with Regulation G is included on the following page.

The Company believes that net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses in any particular period are not indicative of the performance of, or trends in, the Company’s business performance. Although net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses are an integral part of the Company’s operations, the decision to realize investment gains or losses, the recognition of net impairment losses recognized in earnings, the recognition of equity in net income or loss of investment funds accounted for using the equity method and the recognition of foreign exchange gains or losses are independent of the insurance underwriting process and result, in large part, from general economic and financial market conditions. Furthermore, certain users of the Company’s financial information believe that, for many companies, the timing of the realization of investment gains or losses is largely opportunistic. In addition, net impairment losses recognized in earnings represent other-than-temporary declines in expected recovery values on securities without actual realization. The use of the equity method on certain of the Company’s investments in certain funds that invest in fixed maturity securities is driven by the ownership structure of such funds (either limited partnerships or limited liability companies). In applying the equity method, these investments are initially recorded at cost and are subsequently adjusted based on the Company’s proportionate share of the net income or loss of the funds (which include changes in the market value of the underlying securities in the funds). This method of accounting is different from the way the Company accounts for its other fixed maturity securities and the timing of the recognition of equity in net income or loss of investment funds accounted for using the equity method may differ from gains or losses in the future upon sale or maturity of such investments. Due to these reasons, the Company excludes net realized gains or losses, net impairment losses recognized in earnings, equity in net income or loss of investment funds accounted for using the equity method and net foreign exchange gains or losses from the calculation of after-tax operating income available to common shareholders.

The Company believes that showing net income available to common shareholders exclusive of the items referred to above reflects the underlying fundamentals of the Company’s business since the Company evaluates the performance of and manages its business to produce an underwriting profit. In addition to presenting net income available to common shareholders, the Company believes that this presentation enables investors and other users of the Company’s financial information to analyze the Company’s performance in a manner similar to how the Company’s management analyzes performance. The Company also believes that this measure follows industry practice and, therefore, allows the users of the Company’s financial information to compare the Company’s performance with its industry peer group. The Company believes that the equity analysts and certain rating agencies which follow the Company and the insurance industry as a whole generally exclude these items from their analyses for the same reasons.

Arch Capital Group Ltd. and Subsidiaries

Operating Income Reconciliation

(U.S. dollars in thousands, except share data)

The following table provides a reconciliation of after-tax operating income available to common shareholders to net income available to common shareholders along with related per common share results:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010

After-tax operating income available to common shareholders	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$130,659	$130,873	$98,349
Net realized gains, net of tax	40,873	13,464	28,458	44,799	21,585	71,821	68,611	61,119	45,503
Net impairment losses recognized in earnings, net of tax	(1,023)	(1,959)	(2,739)	(1,684)	(2,680)	(3,230)	(2,075)	(4,410)	(1,606)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	24,826	(14,702)	(30,549)	5,973	29,673	22,990	9,708	(348)	29,050
Net foreign exchange gains (losses), net of tax	(20,541)	13,177	59,948	(18,685)	(37,142)	6,581	(65,346)	48,447	38,855
Net income available to common shareholders	$157,795	$138,871	$162,294	$90,142	$19,012	$229,439	$141,557	$235,681	$210,151

Diluted per common share results:
After-tax operating income available to common shareholders	$0.82	$0.94	$0.78	$0.43	$0.06	$0.87	$0.85	$0.82	$0.59
Net realized gains, net of tax	0.30	0.10	0.21	0.32	0.15	0.48	0.45	0.38	0.27
Net impairment losses recognized in earnings, net of tax	(0.01)	(0.01)	(0.02)	(0.01)	(0.02)	(0.02)	(0.01)	(0.03)	(0.01)
Equity in net income (loss) of investment funds accounted for using the equity method, net of tax	0.18	(0.11)	(0.22)	0.04	0.21	0.15	0.06	0.00	0.18
Net foreign exchange gains (losses), net of tax	(0.15)	0.09	0.43	(0.13)	(0.26)	0.05	(0.43)	0.30	0.23
Net income available to common shareholders	$1.14	$1.01	$1.18	$0.65	$0.14	$1.53	$0.92	$1.47	$1.26

Weighted average common shares and common share equivalents outstanding — diluted	137,814,906	137,473,670	137,140,929	137,975,599	140,460,516	150,306,429	153,546,027	159,795,909	166,541,481

Arch Capital Group Ltd. and Subsidiaries

Share Repurchase Activity

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s share repurchase program:

	Three Months Ended									Cumulative
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010	2012

Effect of share repurchases:
Aggregate cost of shares repurchased	$0	$3	$20,833	$29,552	$237,173	$258,151	$53,398	$269,054	$181,272	$2,558,033
Shares repurchased	—	100	655,772	881,961	8,062,383	8,679,051	2,043,195	10,932,681	7,589,739	104,758,218
Average price per share repurchased	—	$31.51	$31.77	$33.51	$29.42	$29.74	$26.13	$24.61	$23.88	$24.42

Average book value per common share (1)	$32.55	$31.34	$30.81	$30.39	$29.90	$29.61	$28.30	$26.25	$24.76

Average repurchase price-to-book multiple	—	1.01x	1.03x	1.10x	0.98x	1.00x	0.92x	0.94x	0.96x

Remaining share repurchase authorization (2)	$941,967

(1)	Equals average of beginning and ending book value per common share for each period presented.
(2)	Repurchases under the share repurchase authorization may be effected from time to time in open market or privately negotiated transactions through December 31, 2012.

Arch Capital Group Ltd. and Subsidiaries

Annualized Operating Return on Average Common Equity

(U.S. dollars in thousands)

The following table provides the calculation of annualized operating return on average common equity:

	Three Months Ended
	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010

After-tax operating income available to common shareholders	$113,660	$128,891	$107,176	$59,739	$7,576	$131,277	$130,659	$130,873	$98,349
Annualized after-tax operating income available to common shareholders (a)	$454,640	$515,564	$428,704	$238,956	$30,304	$525,108	$522,636	$523,492	$393,396

Beginning common shareholders’ equity	$4,267,074	$4,110,899	$4,078,030	$3,964,035	$4,151,786	$4,354,905	$4,035,011	$4,017,074	$3,962,048
Ending common shareholders’ equity	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786	4,354,905	4,035,011	4,017,074
Average common shareholders’ equity (b)	$4,390,765	$4,188,987	$4,094,465	$4,021,033	$4,057,911	$4,253,346	$4,194,958	$4,026,043	$3,989,561

Annualized operating return on average common equity (a)/(b)	10.4%	12.3%	10.5%	5.9%	0.7%	12.3%	12.5%	13.0%	9.9%

Arch Capital Group Ltd. and Subsidiaries

Capital Structure

(U.S. dollars in thousands, except share data)

The following table provides an analysis of the Company’s capital structure:

	March 31,	December 31,	September 30,	June 30,	March 31,	December 31,	September 30,	June 30,	March 31,
	2012	2011	2011	2011	2011	2010	2010	2010	2010
Debt:
Senior notes, due May 1, 2034 (7.35%)	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000	$300,000
Revolving credit agreement borrowings, due August 18, 2014 (variable)	100,000	100,000	100,000	100,000	100,000	100,000	125,000	125,000	100,000
Total debt	$400,000	$400,000	$400,000	$400,000	$400,000	$400,000	$425,000	$425,000	$400,000

Shareholders’ Equity
Series A non-cumulative preferred shares (8.0%) (1)	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000	$200,000
Series B non-cumulative preferred shares (7.875%) (1)	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000	125,000
Preferred shareholders’ equity	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000	325,000
Common shareholders’ equity (a)	4,514,456	4,267,074	4,110,899	4,078,030	3,964,035	4,151,786	4,354,905	4,035,011	4,017,074
Total shareholders’ equity	$4,839,456	$4,592,074	$4,435,899	$4,403,030	$4,289,035	$4,476,786	$4,679,905	$4,360,011	$4,342,074

Total capital	$5,239,456	$4,992,074	$4,835,899	$4,803,030	$4,689,035	$4,876,786	$5,104,905	$4,785,011	$4,742,074

TALF non-recourse borrowings, at market value, due between 2012 to 2015 (various) (2)	239,551	310,486	314,137	318,441	322,222	325,770	331,797	336,213	346,746

Total capital and TALF non-recourse borrowings	$5,479,007	$5,302,560	$5,150,036	$5,121,471	$5,011,257	$5,202,556	$5,436,702	$5,121,224	$5,088,820

Common shares outstanding, net of treasury shares (b)	135,441,687	134,358,345	133,005,465	132,771,524	131,850,639	139,632,225	147,676,113	148,891,710	158,129,802

Book value per common share (3) (a)/(b)	$33.33	$31.76	$30.91	$30.71	$30.06	$29.73	$29.49	$27.10	$25.40

Leverage ratios:
Senior notes/total capital	5.7%	6.0%	6.2%	6.2%	6.4%	6.2%	5.9%	6.3%	6.3%
Revolving credit agreement borrowings/total capital	1.9%	2.0%	2.1%	2.1%	2.1%	2.1%	2.4%	2.6%	2.1%
Debt/total capital	7.6%	8.0%	8.3%	8.3%	8.5%	8.2%	8.3%	8.9%	8.4%
Preferred/total capital	6.2%	6.5%	6.7%	6.8%	6.9%	6.7%	6.4%	6.8%	6.9%
Debt and preferred/total capital	13.8%	14.5%	15.0%	15.1%	15.5%	14.9%	14.7%	15.7%	15.3%

(1)

On April 2, 2012, ACGL closed an underwritten public offering of $325 million of its Series C non-cumulative preferred shares (6.75%), with a liquidation preference of $25 per share. All of ACGL’s Series A and Series B shares will be redeemed on May 2, 2012 at a redemption price of $25 per share.

(2)

The Company participates in the Federal Reserve’s Term Asset-Backed Securities Loan Facility (“TALF”), which provides secured financing for asset-backed securities backed by certain types of consumer and small-business loans and legacy commercial mortgage-backed securities. TALF financing is non-recourse to the Company, is collateralized by the purchased securities and provides financing for the purchase price of the securities, less a ‘haircut’ that varies based on the type of collateral. The Company can deliver the collateralized securities to the Federal Reserve in full defeasance of the loan. The Company excludes the TALF non-recourse borrowings from the calculations of leverage ratios and total capital due to the nature of the borrowings. If the TALF non-recourse borrowings were included in the leverage ratios and total capital, the ratio of debt to total capital would have been 11.7% and the ratio of debt and preferred to total capital would have been 17.6% at March 31, 2012.

(3)

Excludes the effects of stock options and restricted stock units outstanding. Amounts reflect the adoption of new accounting guidance concerning the accounting for costs associated with acquiring or renewing insurance contracts.